                            SHARE PURCHASE AGREEMENT

The Shareholders of Global Gemstone & Jewelry Inc., Dirk Witte, as to FIFTY
ONE (51) SHARES, and Ian Jones, as to FORTY NINE (49) SHARES, hereby agree to sell to Winmax Trading Group, Inc. and Winmax Trading Group, Inc. agrees to purchase ONE HUNDRED (100%) PER CENT of the said issued shares of Global
Gemstone & Jewelry Inc. free and clear of any and an encumbrances for and in consideration of SEVEN HUNDRED FIFTY ($750.00) DOLLARS per share being SEVENTY
FIVE THOUSAND ($75,000.00) DOLLARS payable SEVENTY FOUR THOUSAND TWO HUNDRED
FIFTY ($74,250,00) DOLLARS to Dirk Witte and SEVEN HUNDRED FIFTY ($750.00)
DOLLARS payable to Ian Jones the receipt of which is hereby acknowledged by Dirk
Witte and Ian Jones as is evidenced by their signatures affixed hereon.

The said shareholders of Global Gemstone & Jewelry Inc., Dirk Witte and
Jones, hereby represent and warrant to Winmax Trading Group, Inc., and are aware that Winmax Trading Group Inc. is relying upon said representations and warrants that:

a) Each of Dirk Witte and Ian Jones have the legal right to sell their shares to
   Winmax Trading Group, Inc. free and clear of any and all encumbrances whatsoever and wheresoever;

b) The shares of Global Gemstone and Jewelry being transferred to Winmax Trading
   Group, Inc. have not and are not presently security or encumbered in any manner by any entity whatsoever and wheresoever;

c) That Global Gemstone & Jewelry is not indebted to any entity whatsoever and wheresoever in any amount;

d) That there are no other shareholders of Global Gemstone & Jewelry save and except for Dirk Witte and Ian Jones, the vendors of the shares herein and that the shares being transferred to Winmax Trading Group, Inc. are all of the issued shares of Global Gemstone & Jewelry Inc.; and

e) The within transaction being the sale of all the issued shares of Global
   Gemstone & Jewelry Inc. has been unanimously approved by the current
   Shareholders, Officers end Directors of Global Gemstone & Jewelry Inc.
   being the said Dirk Witte and Ian Jones.

DATED AT CHANGMI IN THE COUNTRY OF THAILAND THIS 15 DAY OF NOVEMBER AD 2001.

Dirk Witte                            Witness as to signature of Dirk Witte
/s/ Dirk Witte                        _____________________________________

Ian Jones                             Witness as to signature of Ian Jones
/s/ Ian Jones                         _____________________________________

Winmax Trading Group, Inc.
/s/ Gerald E. Sklar  (SEAL)
Gerald E. Sklar
President